Share Class & Ticker	Class A HSIAX	Institutional Shares HSIFX	Summary Prospectus April 30, 2013 As Supplemented December 13, 2013

Huntington Short/Intermediate Fixed Income Securities Fund

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://www.huntingtonfunds.com/prospectussummary. You can also get this information at no cost by calling 800-253-0412, by emailing a request to info@huntingtonfunds.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated April 30, 2013, as supplemented September 4, 2013, October 4, 2013, and December 6, 2013.

Fund Summary

Investment Objective	The Fund’s investment objective is to seek to achieve current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and members of your household invest, or agree to invest in the future, at least $50,000 in Huntington Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charges” section at page 208 of this prospectus and “Other Purchase Information — Sales Charge Reductions/Waivers (Class A Shares)” at page 74 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	1.50%

Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None

Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares
Management Fees	0.50%	0.50%

Distribution (12b-1) Fees	None	0.25%

Other Expenses (including shareholder services fee)	0.56%	0.56%

Acquired Fund Fees and Expenses	None	None

Total Annual Fund Operating Expenses	1.06%	1.31%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$108	$337	$585	$1,294
Class A Shares	$281	$559	$857	$1,705

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Not A Deposit * Not Insured By Any Government Agency * Not FDIC Insured * No Bank Guarantee * May Lose Value

Principal Investment Strategy

The Advisor invests primarily in corporate debt and U.S. government securities. The Fund normally invests in short and intermediate term fixed income securities and will maintain a dollar-weighted average portfolio maturity of more than 2 but less than 5 years. The selection of corporate debt obligations is limited to those:

(i) rated in one of the top four categories by a by a Nationally Recognized Statistical Ratings Organization (“NRSRO”) or (ii) not rated, but deemed by the Advisor to be of comparable quality. Securities will be investment-grade at the time of purchase. However, if a security is downgraded below investment-grade after the time of purchase, the Advisor will reevaluate the security, but will not be required to sell it. For all types of investments, the Advisor considers various economic factors, Federal Reserve policy, interest rate trends, spreads between different types of fixed income securities and the credit quality of existing holdings.

The Fund intends to invest in the securities of U.S. government-sponsored entities (“GSEs”). Some GSE securities are backed by the full faith and credit of the U.S. government and some GSE securities are not backed by the full faith and credit of the U.S. government.

Principal Investment Risks

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The primary factors that may reduce the Fund’s net asset value (“NAV”) and returns include:

Counterparty Risk. The value of the Fund’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Credit Risk. Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause the Fund to lose money.

Interest Rate Risk. The value of the Fund’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates decline.

For more information, please see “Principal Investment Strategies and Risks.”

Performance: Bar Chart for Institutional Shares and Average Annual Total Return Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) not necessarily an indication of future results. Updated performance information will be available at www.huntingtonfunds.com, or by calling 1-800-253-0412.

Risk/Return Bar Chart	Best Quarter Worst Quarter	Q2 2009 Q3 2008	3.31 (2.10	% )%

This table shows the Fund’s average annual total returns for periods ended December 31, 2012.	Average Annual Total Return Table (for the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Short/Intermediate Fixed Income Securities Fund — Institutional Shares
Returns before taxes	1.79%	2.95%	2.78%
Returns after taxes on distributions(1)	1.35%	2.31%	1.92%
Returns after taxes on distributions and sales of Institutional Shares(1)	1.16%	2.20%	1.90%
Short/Intermediate Fixed Income Securities Fund — Class A Shares* (with 1.50% sales charge)
Returns before taxes	(0.06)%	2.38%	2.37%
BofA/Merrill Lynch 1-5 Year Corporate/Government Credit Index (ML 1-5YGC) (reflects no deduction for fees, expenses or taxes)(2)	2.47%	3.85%	3.72%

(1)

After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(K) plans.

(2)	The unmanaged ML 1-5YGC is an index trading short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 4.99 years.
*	Prior to May 9, 2003 (the inception date for Class A Shares), performance for Class A Shares is based on the performance of Trust Shares, adjusted for the Class A Shares 12b-1 fees and sales charges.

Investment Advisor and Portfolio Manager

The Fund’s investment advisor is Huntington Asset Advisors, Inc. William G. Doughty, Senior Vice President of the Advisor, has served as Portfolio Manager of the Fund since 1999.

Purchasing and Redeeming Shares

The minimum initial purchase for the Fund’s Class A and Institutional Shares is $1,000. For Class A Shares, the minimum subsequent investment is $50; for Institutional Shares the minimum subsequent investment is $500. For Class A Shares and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

Shares may be purchased or redeemed by calling your investment professional or directly from the Trust at (800) 253-0412; by check payable to the Huntington Short/Intermediate Fixed Income Securities Fund and applicable Share class (for example, Huntington Short/Intermediate Fixed Income Securities Fund Class A Shares) (Mail to: The Huntington Funds, P.O. Box 6110, Indianapolis, IN 46206-6110); or by Federal funds wire (please call the Trust at (800) 253-0412 for wire instructions). You may redeem your Shares on any business day when both the Federal Reserve Bank and New York Stock Exchange are open by telephone at (800) 253-0412, or by calling your Investment Professional; or by mail to the Huntington Funds address above. You may receive redemption proceeds by wire (wire transfer fees may apply), by electronic bank transfer or by check. Sales charges may apply to the purchase or redemption of Shares.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an Individual Retirement Account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.